SALES AGREEMENT

July  7,  2004

Jackson  County  Fire  Rescue
Chief  Robby  Brown
4445  Marion  Street
Marianna,  FL  32448

Dear  Robby,

Thank  you  for  the  opportunity  to  quote  the  following:


  (1) FRJ-1250 Fire Rescue Jet Mercury Marine Model 175 HP V6 SportJet with standard equipment.
        Options  included:
          -     3-year  Mercury  engine  warranty
          -     5-year  hull  warranty
          -     VHF  Radio
          -     Rescue  Canisters
          -     Push  bumper
          -     Hand  held  spotlight
          -     72"  Najo  Spine  Board
          -     Dual  water  discharge  system  with  dual  cap  holders
          -     Wrench  holder  with  two  T-464  Spanner  Wrenches
          -     Service/parts  manuals
          -     Standard  VHF  with  hailer
          -     Matching  bimini  top
          -     Matching  full  cover  for  travel  and  storage
          -     FRJ  operations  manual
          -     Galvanized  single  axle  trailer
          -     1  day  on-site  operation  training  when  delivered
          -     FOB  4445  Marion  Street,  Marianna,  FL  32448

TOTAL  PRICE:  $65,900.00
TERMS: 50% down payment upon receipt of purchase order; balance due upon delivery and training.



Sincerely,
                                      /s/ Robby Brown
                                     -----------------------------------------
Chris  Smith                         Chief  Robby  Brown                  Date
VP  Sales  &  Marketing              Jackson  County  Fire  Rescue
Xtreme  Companies,  Inc.